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Statutory Prospectuses Supplement dated August 18, 2016

The purpose of this supplement is to provide you notice of anticipated changes to the current Statutory Prospectuses for Government TaxAdvantage Portfolio.

Important Notice Regarding Change in Fund Name and Investment Strategy for Government TaxAdvantage Portfolio

The Board of Trustees (the “Board”) of Short-Term Investments Trust recently approved changes to the name and principal investment strategies of Government TaxAdvantage Portfolio (the “Fund”) to reflect the repositioning of the Fund as a Treasury-only portfolio. Accordingly, the following changes will be implemented effective on or about November 4, 2016:

1.	The Fund will be renamed “Treasury Obligations Portfolio.”

2.	The following paragraph in the investment strategy sections of the Prospectuses will be modified as follows:

“The Fund invests at least 99.5% of its total assets in cash and Government Securities. Government Security generally means any security issued or guaranteed as to principal or interest by the U.S. Government. At the present time, the Fund has no current intention to invest in securities other than direct obligations of the U.S. Treasury. Direct obligations of the U.S Treasury include bills, notes and bonds.”

3.	The following will be added to the investment strategy sections of the Prospectuses:

“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in direct obligations of the U.S. Treasury, which include Treasury bills, notes and bonds.”

This is a change from the Fund’s current 80% policy which is to invest, under normal circumstances, at least 80% of its net assets in direct obligations of the U.S. Treasury, which include Treasury bills, notes and bonds, and in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities.

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